UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Semi-annual report for the six months ended April 30, 2015

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 266-9532.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2015 (the most recent calendar quarter-end):

	1 year	Lifetime (since 1/27/12)

Average annual total returns	-3.37%	0.95%

The total annual fund operating expense ratio was 1.10% as of the most recent fiscal year-end, and as reflected in the prospectus dated January 1, 2015.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
5	Investment portfolio
15	Financial statements
26	Expense example

Fellow investors:

Capital Group Emerging Markets Total Opportunities Fund (CGETOP) invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world. The following report covers the period from November 1, 2014, through April 30, 2015. During this time, the MSCI Emerging Markets (EM) Investable Market Index (IMI) climbed 4.46% amid more accommodative policies around the world and as investors seemed to take comfort from a likely delay in U.S. interest rate hikes. Technology, health care and financial stocks led. The energy sector declined, however, hurt by lower oil prices in 2014.

Emerging markets U.S. dollar-denominated debt posted modest gains on the heels of last year’s sharp rally, with the J.P. Morgan Emerging Markets Bond Index (EMBI) Global edging 0.70% higher. But local currency debt fell in U.S. dollar terms, weighed down by the depreciation of several emerging markets currencies. Commodity-related currencies such as the Russian ruble registered some of the steepest losses as did currencies of countries grappling with increased political challenges like Brazil and Turkey. The local currency J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified rose 2.79% in local currency, but shed 8.24% in U.S. dollar terms. In this environment, the fund rose 2.13% for the period. The realized volatility of the portfolio was 7.90%, compared with 11.94% for the MSCI EM IMI.

Market review

Equity returns varied dramatically by country. Chinese stocks climbed 30% as the government pushed ahead with reforms and investors seemed to be soothed by expectations that looser monetary policies would help stabilize slowing economic growth.

Results at a glance

For periods ended April 30, 2015, with distributions reinvested

	Cumulative		Average annual
	total returns		total returns
	6 months	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	2.13%	0.95%	2.40%
MSCI Emerging Markets IMI[2]	4.46	8.07	4.00
JP Morgan GBI-EM Global Diversified[2]	-8.24	-9.35	-2.41
JP Morgan EMBI Global[2]	0.70	4.50	5.70
Emerging markets blended market universe[3]	0.27	2.66	2.88

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended April 30, 20154

	6 months	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	7.90%	6.86%	7.60%
MSCI Emerging Markets IMI[2]	11.94	10.71	12.52

[1]	Since 1/27/12.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global, and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25%, and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 4/30/15
Indian government bonds (INR)	5.4%
Mexican inflation-linked bonds	2.4
Greek government bonds (EUR)	2.1
Taiwan Semiconductor Manufacturing	2.0
Indonesian government bonds (IDR)	2.0
Argentine government bonds (USD)	1.8
Mexican government bonds (MXN)	1.8
Minth Group	1.6
Turkish government bonds (TRY)	1.6
China Everbright International	1.4
United States Treasury Note	1.3
Pemex (USD)	1.3
Bharti Airtel	1.2
South African government bonds (ZAR)	1.2
HKT Trust	1.2
Hungarian government bonds (USD)	1.1
Brazilian inflation-linked bonds	1.1
Slovenian government bonds (USD)	1.0
Delta Electronics	1.0
AES	1.0
33.5%

The People’s Bank of China surprised many observers by cutting interest rates for the first time in more than two years in November, followed by a further reduction in February. Financial stocks and industrials rose sharply. Several other reform-oriented Asian markets paused after rallying for much of 2014. India lost steam late in the period as investor enthusiasm surrounding new reforms and economic improvements seemed to wane and investors appeared to take profits on concerns about stock valuations. The MSCI India IMI declined 5%.

Latin American markets struggled. Brazilian stocks fell 16%, weighed down by concerns about deteriorating economic and political conditions and the 18% depreciation of the real. A corruption scandal involving the country’s largest state-owned energy firm rocked the Brazilian equity market, raising concerns about the government’s involvement and the efficacy of reforms following President Dilma Rousseff’s re-election last October. Local Brazilian bonds declined 15%, hurt by the real’s slide and worries about a potential sovereign downgrade. The 12% depreciation of the Mexican peso also weighed heavily on the country’s local bond market. Elsewhere in Latin America, U.S. dollar-denominated Venezuelan bonds shed 13%, dogged by lower oil prices and fears of a possible default.

Weak oil prices also hampered Russia late last year as did worries about the impact of economic sanctions. The country’s debt and equity markets sank at the end of 2014 as the country suffered its largest political and economic crisis in decades, sparked by military tensions with Ukraine. The country’s central bank hiked interest rates sharply in late 2014 to help support the ailing ruble, but reversed course in 2015, taking the key interest rate down to 12.5% by the end of April. Russian stocks regained some momentum in early 2015, but still ended the six-month period 5% lower. The ruble dropped 17%, weighing heavily on local bond returns (local currency debt lost 14% in U.S. dollar terms during the period). U.S. dollar-denominated debt edged higher, despite concerns about credit rating downgrades from Standard & Poor’s and Moody’s. Several other countries struggled with increased political challenges. Investors were shaken by worries about a potential debt default in Greece. Turkish local bonds also lost ground amid worries about the independence of the country’s central bank and sharp currency losses. The lira fell 17% against the U.S. dollar.

Portfolio review*

The portfolio rose modestly, supported by strong equity returns, particularly among the fund’s investments in China. Several industrials companies in China rose sharply, with waste-to-energy treatment firm China Everbright International expected to benefit from environmental reforms. A few train-related stocks also climbed, bolstered

*	Percentages of net assets for securities mentioned in the portfolio review are listed in the 20 largest holdings, except for Lenovo, which makes up 1% of net assets, and Vale, which is 0.4%.

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of April 30, 2015

Top 5 equity sectors	percent of net assets
Industrials	7.8%
Information technology	6.8
Financials	5.9
Consumer discretionary	5.9
Materials	5.8

15 largest country positions

	Percent of net assets
	as of 4/30/15

	Equity	Bonds & notes	Total
China (including Hong Kong)	14.7%	0.3%	15.0%
India	4.1	5.4	9.5
Mexico	1.7	6.7	8.4
Taiwan	4.5	—	4.5
United States of America*	2.6	1.8	4.4
Brazil	0.9	2.7	3.6
South Korea	3.1	0.1	3.2
Argentina	0.5	2.6	3.1
Indonesia	—	2.7	2.7
Greece	0.4	2.1	2.5
Malaysia	1.4	0.7	2.1
Turkey	—	1.8	1.8
United Kingdom*	1.5	—	1.5
Russia	0.8	0.7	1.5
Canada	1.0	0.3	1.3
	37.2%	27.9%	65.1%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

by the government’s continued commitment to infrastructure spending and following a merger between two major trainmakers in late 2014. Financial stocks in China also rallied, benefitting from looser economic policies and expectations that reduced reserve ratio requirements would help spur bank lending.

The fund’s selection of technology stocks further lifted returns as smartphone demand boosted earnings for several companies. Chinese PC maker Lenovo Group posted stronger-than-expected profits, with smartphone sales more than doubling. Among other Asian technology stocks, Apple chip supplier Taiwan Semiconductor Manufacturing (TSMC) announced record quarterly earnings and unveiled plans to significantly increase its spending on advanced chip technology.

Several commodity-related stocks weighed on returns, however, with a few oil services companies and exploration and production firms sliding further. Brazilian commodity giant Vale fell as weak demand from China helped send iron ore prices lower and the firm reported sluggish profits. Among consumer discretionary stocks, several Hong Kong–listed casinos fell further as gambling revenue in Macau declined, hampered by China’s anticorruption campaign.

Investments in local bonds also held back gains. Local debt investments in Brazil, Mexico and Turkey lost value, with currency depreciation weighing heavily on returns. Greek bonds also fell sharply amid renewed concerns that the country might default on its debt obligations.

Outlook

The global economy still seems to be finding its footing while facing a number of crosscurrents: Countries around the world are at varying phases of the business cycle and responding differently to deflation, weaker commodity prices and U.S. dollar strength. The timing of a U.S. interest rate hike remains uncertain, though an increase seems likely later in the year.

Globally, central banks seem to be leaning toward more accommodative policies, which should help support growth in several developed and developing economies. Europe has embarked on a new quantitative easing program and China’s government appears committed to providing targeted stimulus measures and interest rate cuts to help maintain modest economic growth. China and several other Asian countries also seem dedicated to carrying out longer term reforms. Overall, the portfolio remains poised for moderate economic growth, with a focus on select companies and fixed-income markets that appear to be supported by strong fundamentals combined with gradually improving macroeconomic conditions.

About half of total portfolio assets are invested in equities, with an emphasis on stocks that are likely to benefit from increased consumer demand for a wide variety of products and services in Asia. More than 17% of the portfolio’s total assets are invested in consumer and financial stocks combined. The portfolio also emphasizes industrial companies that should reap the rewards of demand in niche areas and supportive policy measures. From a country perspective, investments in China and Hong Kong continue to make up a significant portion of assets at 15% of the portfolio. Managers take a company-specific approach to investing in China across industries, from consumer goods and financial services to industrials and utilities firms that should be helped by a shift toward more environmentally friendly policies.

More broadly, the portfolio has exposure to equity and fixed-income investments in about 50 countries, offering a diverse opportunity set. Divergent policy responses and country fundamentals are likely to result in significant differences in currency movements, valuations and spreads. Managers are finding attractive opportunities in higher yielding local debt markets that should be supported by improving fundamentals such as India and Indonesia. Investments in India make up a significant portion of the portfolio. About 5% of the fund’s assets are invested in Indian local bonds — the largest single holding in the portfolio. In hard currency debt, managers tend to favor bonds offering higher yields and wider spreads compared to U.S. Treasuries.

In general, managers expect equity market volatility to stay relatively subdued as many central banks are leaning toward accommodative policies and inflation remains low. They remain flexible and ready to take advantage of new investment opportunities. We look forward to reporting to you again in another six months.

Sincerely,

John S. Armour
President

June 17, 2015

4	Capital Group Emerging Markets Total Opportunities Fund

Investment portfolio April 30, 2015	unaudited

Sector diversification

	Equity securities	Bonds & notes	Percent of net assets
Government	—%	29.9%	29.9%
Industrials	7.8	0.5	8.3
Energy	4.5	3.2	7.7
Information technology	6.8	0.3	7.1
Consumer discretionary	5.9	1.1	7.0
Financials	5.9	0.6	6.5
Materials	5.8	0.7	6.5
Telecommunication services	4.7	1.3	6.0
Consumer staples	4.0	—	4.0
Utilities	2.1	0.2	2.3
Health care	1.3	—	1.3
	48.8%	37.8%	86.6

Short-term securities			12.9
Other assets less liabilities (including forward currency contracts)			0.5
Net assets			100.0%

Equity securities	Shares	Value (000)
Asia-Pacific 29.6%
China 11.2%
Anhui Conch Cement Co., Ltd. (Hong Kong)	310,000	$1,259
Bank of China Ltd. (Hong Kong)	5,152,511	3,539
Beijing Enterprises Holdings Ltd. (Hong Kong)	303,500	2,776
Boer Power Holdings Ltd. (Hong Kong)	975,000	1,881
China Everbright International Ltd. (Hong Kong)	2,804,000	5,246
China Mengniu Dairy Co. (Hong Kong)	81,653	415
China Modern Dairy Holdings Ltd. (Hong Kong)[1]	2,506,000	1,023
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	170,800	931
China Resources Land Ltd. (Hong Kong)	156,888	571
China Unicom Ltd. (Hong Kong)[1]	1,192,000	2,239
First Tractor Co. Ltd. (Hong Kong)	108,000	97
Haitian International Holdings Ltd. (Hong Kong)	1,137,000	2,833
Honghua Group Ltd. (Hong Kong)	2,820,000	388
Huaneng Power International, Inc. (Hong Kong)	1,364,000	1,934
Industrial and Commercial Bank of China Ltd. (Hong Kong)	1,237,000	1,075
Lenovo Group Ltd. (Hong Kong)	2,222,000	3,834
Minth Group Ltd. (Hong Kong)	2,444,000	6,130
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	1,210,000	987
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	688,900	2,149
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	455,500	3,881
		43,188

Capital Group Emerging Markets Total Opportunities Fund	5

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong 3.5%
AIA Group Ltd.	350,200	$2,338
Chow Sang Sang Holdings International Ltd.	1,150,000	2,648
Hilong Holding Ltd.	4,575,000	1,729
HKT Trust and HKT Ltd., units	3,351,840	4,485
Melco Crown Entertainment Ltd. (ADR)	12,600	257
MGM China Holdings Ltd.	459,200	868
Wynn Macau, Ltd.	543,200	1,101
		13,426

India 4.1%
Bharti Airtel Ltd.	799,963	4,790
Blue Dart Express Ltd.	11,190	1,013
ICICI Bank Ltd.	262,150	1,363
Infosys Ltd.	101,618	3,110
ITC Ltd.	70,000	355
Larsen & Toubro Ltd.	5,430	139
Steel Authority of India Ltd.	1,199,209	1,310
Sun Pharmaceutical Industries Ltd.	33,302	491
Tech Mahindra Ltd.	163,732	1,601
Thermax Ltd.	101,754	1,571
		15,743

Malaysia 1.4%
Bumi Armada Bhd.	4,031,100	1,342
Genting Bhd	679,700	1,669
Genting Bhd, warrants, expire 2018[1]	228,825	119
IJM Corp. Bhd.	1,138,300	2,343
		5,473

Philippines 0.5%
Ayala Land, Inc.	2,437,500	2,113

Singapore 0.7%
KrisEnergy Ltd.[1]	896,000	360
Mapletree Greater China Commercial Trust	2,391,100	1,913
Singapore Telecommunications Ltd.	187,000	625
		2,898

South Korea 3.1%
HYUNDAI MOBIS Co., Ltd.	6,118	1,343
Hyundai Motor Co.	23,160	3,635
LG Uplus Corp.	182,634	1,827
Orion Corp.	2,115	2,469
Samsung Electronics Co., Ltd.	1,868	2,450
SK Telecom Co., Ltd.	1,615	432
		12,156

Taiwan 4.5%
AirTAC International Group	269,290	2,201
ASUSTeK Computer Inc.	32,820	348
CTCI Corp.	819,000	1,440

6	Capital Group Emerging Markets Total Opportunities Fund

		Value
	Shares	(000)
Asia-Pacific (continued)
Taiwan (continued)
Delta Electronics, Inc.	657,000	$3,950
Taiwan Cement Corp.	1,114,000	1,583
Taiwan Semiconductor Manufacturing Co., Ltd.	1,591,000	7,681
		17,203

Thailand 0.6%
Bangkok Bank PCL, nonvoting depository receipt	320,100	1,793
Glow Energy PCL	143,700	371
		2,164

Total Asia-Pacific		114,364

Latin America 3.9%
Argentina 0.5%
YPF Sociedad Anónima, Class D (ADR)	65,300	1,994

Brazil 0.9%
Gerdau SA (ADR)	56,900	191
Hypermarcas SA, ordinary nominative[1]	182,600	1,205
TIM Participacoes SA, ordinary nominative	72,300	232
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative	77,700	154
Vale SA, Class A, preferred nominative (ADR)	52,900	320
Vale SA, ordinary nominative	132,000	992
Vale SA, ordinary nominative (ADR)	43,600	335
		3,429

Chile 0.8%
Enersis SA (ADR)	82,600	1,468
Inversiones La Construccion SA	121,318	1,553
		3,021

Mexico 1.7%
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	392,757	3,778
Fibra Uno Administracion, SA de CV	150,700	376
Grupo Comercial Chedraui, SAB de CV, Class B	87,100	261
Grupo Sanborns, SAB de CV, Series B1	551,600	882
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	673,100	1,483
		6,780

Total Latin America		15,224

Eastern Europe and Middle East 2.6%
Greece 0.4%
Titan Cement Co. SA	57,292	1,444

Oman 0.2%
bank muscat SAOG	661,559	909

Russia 0.8%
Alrosa OJSC	1,655,029	2,196
Globaltrans Investment PLC (GDR)[1]	37,548	188
MegaFon OJSC (GDR)	42,502	722
		3,106

Capital Group Emerging Markets Total Opportunities Fund	7

Equity securities (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Saudi Arabia 0.6%
Saudi Basic Industries Corp., warrants, expire 2016[2]	69,300	$2,008
Savola Group Co., warrants, expire 2017[2]	16,700	346
		2,354

United Arab Emirates 0.6%
DP World Ltd.	98,852	2,281

Total Eastern Europe and Middle East		10,094

Africa 0.1%
South Africa 0.1%
Discovery Ltd.	28,440	315

Other markets 7.7%
Australia 0.4%
Oil Search Ltd.	256,206	1,632

Austria 0.3%
Vienna Insurance Group AG	25,079	999

Canada 1.0%
Centerra Gold Inc.	72,000	372
First Quantum Minerals Ltd.	231,100	3,540
		3,912

Italy 0.4%
Tenaris SA (ADR)	43,643	1,342

Netherlands 0.8%
Unilever NV, depository receipts	73,810	3,213

Norway 0.7%
BW LPG Ltd.	300,318	2,658

United Kingdom 1.5%
Glencore PLC[1]	34,200	163
Global Ports Investments PLC (GDR)	111,647	776
Imperial Tobacco Group PLC	12,646	618
Ophir Energy PLC[1]	44,383	97
SABMiller PLC	58,000	3,073
Unilever PLC	23,400	1,028
		5,755

United States of America 2.6%
AES Corp.	297,500	3,942
Arcos Dorados Holdings, Inc., Class A	175,900	1,055
Cobalt International Energy, Inc.[1]	248,900	2,663
Ensco PLC, Class A	81,700	2,229
Xoom Corp.[1]	13,900	246
		10,135

Total other markets		29,646

8	Capital Group Emerging Markets Total Opportunities Fund

			Value
			(000)
Miscellaneous 4.9%
Other equity securities in initial period of acquisition			$18,981

Total equity securities (cost: $167,876,000)			188,624

Bonds & notes	Principal amount (000)
Latin America 15.1%
Argentina 2.6%
Argentina (Republic of) 7.00% 2015 – 2017		$7,328	7,070
City of Buenos Aires Argentina 8.95% 2021[2,3]		500	536
YPF Sociedad Anónima 8.50% 2025[2]		2,280	2,318
			9,924

Brazil 2.7%
Banco Votorantim SA, 6.25% 2016[4]	BRL	1,000	406
Brazil (Federal Republic of):
Series B, 6.00% 2018 – 2050[4]		1	4,285
Series F, 10.00% 2025		1	226
Brazil (Federal Republic of) Global 4.875% 2021		$850	913
Cosan Luxembourg, SA 9.50% 2018	BRL	500	141
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,3]		$646	559
Petrobras Global Finance Co.:
3.00% 2019		1,230	1,152
4.375% 2023		40	36
6.25% 2024		2,365	2,366
Petrobras International Finance Co.:
3.875% 2016		190	191
7.875% 2019		345	376
			10,651

Chile 0.4%
Chilean Government:
3.00% 2018 – 2023[4]	CLP	27,500	1,204
Emgesa SA ESP 8.75% 2021	COP	598,000	273
			1,477

Colombia 1.2%
Colombia (Republic of):
Series B, 5.00% 2018		6,330,000	2,655
Series B, 10.00% 2024		1,240,000	636
Series B, 6.00% 2028		250,000	94
Colombia (Republic of) Global 7.375% 2017		$940	1,042
Financiera de Desarrollo Territorial 7.875% 2024	COP	318,000	136
			4,563

Dominican Republic 0.5%
Dominican Republic:
5.50% 2025[2]		$1,573	1,632
7.45% 2044		175	198
			1,830

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds & notes (continued)	Principal amount (000)		Value (000)
Latin America (continued)
Mexico 6.7%
América Móvil, SAB de CV:
2.375% 2016		$300	$305
7.125% 2024	MXN	3,000	195
BBVA Bancomer SA 6.50% 2021		$295	328
Elementia SA de CV 5.50% 2025[2]		200	200
Petróleos Mexicanos:
3.50% 2020[2]		3,070	3,147
4.50% 2026[2]		1,847	1,879
7.47% 2026	MXN	4,600	289
Red de Carreteras de Occidente 9.00% 2028[3]		15,500	992
United Mexican States Government:
4.00% 2019 – 2040[4]		732	5,235
Series M, 8.00% 2020		441	3,228
Series M20, 10.00% 2024		447	3,781
4.50% 2025[4]		513	3,844
United Mexican States Government Global:
3.60% 2025		$200	204
Series A, 6.05% 2040		566	688
5.55% 2045		390	447
4.60% 2046		389	389
Urbi Desarrollos Urbanos SA de CV:
8.50% 2016[5]		1,425	171
8.50% 2016[2,5]		560	67
9.50% 2020[5]		2,400	288
9.50% 2020[2,5]		230	27
9.75% 2022[5]		990	119
9.75% 2022[2,5]		1,655	199
			26,022

Panama 0.2%
ENA Norte Trust:
4.95% 2028[3]		498	518
4.95% 2028[2,3]		222	232
			750

Peru 0.7%
Banco de Credito del Peru 6.875% 2026		950	1,089
Peru (Republic of):
8.375% 2016		374	403
6.95% 2031	PEN	2,955	979
5.625% 2050		$140	169
			2,640

Uruguay 0.1%
Uruguay (Republic of) 4.375% 2028[3,4]	UYU	9,625	368

Total Latin America			58,225

Asia-Pacific 9.3%
Hong Kong 0.3%
Wynn Macau, Ltd. 5.25% 2021[2]		$1,300	1,225

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Asia-Pacific (continued)
India 5.4%
India (Republic of):
7.28% 2019	INR	310,000	$4,819
8.83% 2023		630,000	10,501
9.15% 2024		180,000	3,093
8.60% 2028		90,000	1,512
9.20% 2030		52,300	928
			20,853

Indonesia 2.7%
Indonesia (Republic of):
5.875% 2020		$320	364
3.75% 2022		500	512
Series FR70, 8.375% 2024	IDR	25,000,000	2,018
4.125% 2025[2]		$1,900	1,945
Series FR71, 9.00% 2029	IDR	11,000,000	930
Series FR68, 8.375% 2034		55,910,000	4,475
Series FR67, 8.75% 2044		2,100,000	175
			10,419

Malaysia 0.7%
Malaysian Government:
Series 0310, 4.498% 2030	MYR	8,700	2,569
Series 0413, 3.844% 2033		475	128
			2,697

Philippines 0.1%
Philippines (Republic of) 4.95% 2021	PHP	11,000	263

South Korea 0.1%
Export-Import Bank of Korea 1.121% 2016[6]		$270	271

Total Asia-Pacific			35,728

Eastern Europe and Middle East 6.9%
Greece 2.1%
Greek Government:
4.75% 2019	EUR	690	570
3.00%/3.65% 2023–2042[7]		12,020	7,377
			7,947

Hungary 1.2%
Hungarian Government:
4.125% 2018		$180	189
4.00% 2019		400	419
6.25% 2020		405	465
5.75% 2023		2,770	3,197
5.375% 2024		144	162
Series 25B, 5.50% 2025	HUF	34,000	147
			4,579

Iraq 0.0%
Iraq (Republic of) 5.80% 2028[3]		$250	217

Capital Group Emerging Markets Total Opportunities Fund	11

Bonds & notes (continued)	Principal amount (000)		Value (000)
Eastern Europe and Middle East (continued)
Oman 0.0%
bank muscat SAOG 3.50% convertible 2018	OMR	1,008	$26
bank muscat SAOG 4.50% convertible 2017		139	38
			64

Russia 0.7%
Alrosa Finance SA 7.75% 2020		$1,360	1,418
Yandex NV, convertible bond, 1.125% 2018		1,337	1,175
			2,593

Slovenia 1.0%
Slovenia (Republic of):
4.125% 2019		1,820	1,932
5.50% 2022		1,795	2,078
			4,010

Turkey 1.8%
Turkey (Republic of):
9.00% 2016 – 2024	TRY	10,600	3,956
7.10% 2023		6,530	2,158
4.25% 2026		$1,010	983
			7,097

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017		300	314

Total Eastern Europe and Middle East			26,821

Africa 3.1%
Cote d’lvoire 0.0%
Ivory Coast Government 6.375% 2028[2,3]		200	202

Ethiopia 0.6%
Ethiopia (Republic of):
6.625% 2024		200	203
6.625% 2024[2]		1,910	1,941
			2,144

Ghana 0.6%
Ghana Government Bond:
16.90% 2016	GHS	590	146
25.48% 2017		290	81
26.00% 2017		165	46
25.40% 2017		130	37
23.00% 2017		470	126
21.00% 2020		245	62
Ghana (Republic of):
7.875% 2023		$210	204
8.125% 2026[2,3]		1,570	1,523
			2,225

Kenya 0.4%
Kenya (Republic of) 6.875% 2024[2]		1,450	1,537

South Africa 1.2%
South Africa (Republic of):
Series R-2023, 7.75% 2023	ZAR	48,280	4,057
Series R-209, 6.25% 2036		3,917	257
Series R-214, 6.50% 2041		6,200	410
			4,724

12	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Africa (continued)
Zambia 0.3%
Zambia (Republic of) 5.375% 2022		$1,400	$1,305

Total Africa			12,137

Other markets 3.4%
Canada 0.3%
First Quantum Minerals Ltd.:
6.75% 2020[2]		810	758
7.25% 2022[2]		400	374
			1,132

Jamaica 0.6%
Digicel Group Ltd.:
8.25% 2020		600	622
8.25% 2020[2]		825	855
6.00% 2021		1,000	973
			2,450

Sweden 0.3%
Millicom International Cellular SA:
6.625% 2021		550	588
6.625% 2021[2]		500	534
			1,122

Switzerland 0.4%
Dufry AG, convertible 2.00% 2015	CHF	1,400	1,354

United States of America 1.8%
Arcos Dorados Holdings, Inc. 10.25% 2016[2]	BRL	2,600	790
Ensco PLC 5.20% 2025		$95	98
Trilogy International Partners, LLC 10.25% 2016[2]		1,000	976
U.S. Treasury Note 1.625% 2019		5,022	5,074
			6,938

Total other markets			12,996

Total bonds & notes (cost: $158,061,000)			145,907

Short-term securities
Commercial paper 9.2%
Abbott Laboratories 0.12% due 7/21/2015[2]		5,000	4,999
AstraZeneca PLC 0.12% due 5/20/2015[2]		5,000	5,000
BNP Paribas Finance Inc. 0.06% due 5/1/2015		8,800	8,800
John Deere Capital Corp. 0.11% due 6/15/2015[2]		5,100	5,099
John Deere Financial Ltd. 0.10% due 5/7/2015[2]		4,400	4,400
General Electric Co. 0.08% due 5/1/2015		7,000	7,000

Discount notes 3.7%
Federal Home Loan Bank 0.075% due 5/8/2015		8,600	8,600
Freddie Mac 0.115% due 8/28/2015		5,800	5,799

Total short-term securities (cost: $49,695,000)			49,697

Capital Group Emerging Markets Total Opportunities Fund	13

Value
(000)
Total investment securities (cost: $375,632,000)	$384,228
Other assets less liabilities (including forward currency contracts)	2,089

Net assets	$386,317

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts — The fund has entered into the over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average notional amount of open OTC forward currency contracts was $67,012,000 over the prior 12-month period.

					Unrealized
					(depreciation)/
			Notional amount		appreciation
			Receive	Deliver	at 4/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	5/13/2015	Credit Suisse First Boston	$359	AUD468	$(12)
Brazilian reais	5/8/2015	Citibank N.A.	531	BRL1,656	(18)
Brazilian reais	5/26/2015	UBS AG	2,387	BRL7,359	(36)
Brazilian reais	6/5/2015	Citibank N.A.	438	BRL1,301	11
Brazilian reais	6/5/2015	JPMorgan Chase	2,129	BRL6,479	4
British pounds	5/11/2015	Citibank N.A.	688	GBP463	(23)
British pounds	5/11/2015	JPMorgan Chase	2,211	GBP1,497	(86)
British pounds	5/13/2015	Credit Suisse First Boston	1,723	GBP1,176	(82)
Colombian pesos	5/8/2015	Citibank N.A.	210	COP529,082	(12)
Euros	5/8/2015	Bank of America	2,958	EUR2,681	(53)
Euros	5/8/2015	Citibank N.A.	69	EUR65	(4)
Hungarian forints	5/13/2015	UBS AG	73	HUF20,361	(3)
Malaysian ringgits	5/8/2015	JPMorgan Chase	1,019	MYR3,706	(21)
Mexican pesos	5/11–5/22/2015	JPMorgan Chase	1,859	MXN28,277	17
Mexican pesos	5/15/2015	JPMorgan Chase	8,143	MXN125,315	(19)
Mexican pesos	5/20/2015	Credit Suisse First Boston	1,066	MXN16,240	9
New Taiwan dollars	5/8–5/15/2015	JPMorgan Chase	2,081	TWD64,955	(40)
New Taiwan dollars	5/14/2015	Bank of America	2,428	TWD75,890	(49)
Singapore dollars	5/8/2015	Citibank N.A.	780	SGD1,055	(17)
Singapore dollars	5/13/2015	UBS AG	1,488	SGD2,034	(49)
South Korean won	5/8–5/11/2015	Citibank N.A.	7,537	KRW8,207,321	(118)
South Korean won	5/8/2015	UBS AG	439	KRW476,592	(6)
Forward currency contracts — net					$(607)

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $45,308,000, which represented 11.73% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Coupon rate may change periodically.
[7]	Step bond; coupon rate will increase at a later date.

Key to abbreviations:

ADR	—	American Depositary Receipts
GDR	—	Global Depositary Receipts
BRL	—	Brazilian reais
CHF	—	Swiss francs
CLP	—	Chilean pesos
COP	—	Colombian pesos
EUR	—	Euros
GHS	—	Ghanaian cedi
HUF	—	Hungarian forints
IDR	—	Indonesian rupiah
INR	—	Indian rupees
MXN	—	Mexican pesos
MYR	—	Malaysian ringgits
OMR	—	Omani rials
PEN	—	Peruvian nuevo soles
PHP	—	Philippine pesos
TRY	—	Turkish lira
UYU	—	Uruguayan pesos
ZAR	—	South African rand

See Notes to Financial Statements

14	Capital Group Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2015	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value (cost: $375,632)		$384,228
Cash		200
Cash denominated in non-U.S. currency (cost: $44)		44
Unrealized appreciation on open forward currency contracts		41
Receivables for:
Sales of investments	$859
Dividends and interest	2,450
Non-U.S. taxes	2
Other	52	3,363
		387,876
Liabilities:
Unrealized depreciation on open forward currency contracts		648
Payables for:
Purchases of investments	404
Investment advisory services	317
Repurchases of fund’s shares	21
Non-U.S. taxes	78
Other accrued expenses	91	911
		1,559
Net assets at April 30, 2015:
Equivalent to $11.25 per share on 34,332,930 shares of $0.01 par value capital stock outstanding (unlimited authorized shares)		$386,317

Net assets consist of:
Capital paid in on shares of stock		$383,556
Undistributed net investment income		2,663
Accumulated net realized loss		(7,802)
Net unrealized appreciation		7,900
Net assets at April 30, 2015		$386,317

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	15

Statement of operations for the six months ended April 30, 2015	unaudited
(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $112)	$4,845
Dividends (net of non-U.S. withholding tax of $56)	1,134	$5,979

Fees and expenses:
Investment advisory services	1,943
Custodian	65
Registration statement and prospectus	15
Auditing and legal	38
Reports to shareholders	7
Trustees’ compensation	24
Other	63
Total fees and expenses before waiver	2,155
Less investment advisory services waiver	16
Total fees and expenses after waiver		2,139
Net investment income		3,840

Net realized loss and unrealized appreciation on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $97)	(13,397)
Forward currency contracts	7,367
Currency transactions	(338)	(6,368)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $45)	11,283
Forward currency contracts	(1,396)
Currency translations	60	9,947
Net realized loss and unrealized appreciation on investments, forward currency contracts and currency		3,579

Net increase in net assets resulting from operations		$7,419

See Notes to Financial Statements

16	Capital Group Emerging Markets Total Opportunities Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2015*	Year ended October 31, 2014
Operations:
Net investment income	$3,840	$12,624
Net realized (loss) gain on investments, forward currency contracts and currency transactions	(6,368)	2,888
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	9,947	(25,711)
Net increase (decrease) in net assets resulting from operations	7,419	(10,199)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,556)	(9,656)
Distributions from net realized gain on investments	(2,461)	—
Total dividends and distributions paid to shareholders	(4,017)	(9,656)

Capital share transactions:
Proceeds from shares sold: 1,296,323 and 8,160,725 shares, respectively	14,076	92,891
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 354,594 and 781,023 shares, respectively	3,784	8,669
Cost of shares repurchased: 5,137,385 and 23,612,134 shares, respectively	(55,955)	(264,867)
Net decrease in net assets resulting from capital share transactions	(38,095)	(163,307)

Total decrease in net assets	(34,693)	(183,162)

Net assets:
Beginning of period	421,010	604,172
End of period (including undistributed net investment income: $2,663 and $379, respectively)	$386,317	$421,010

*Unaudited.

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	17

Notes to financial statements	unaudited

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”).These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

18	Capital Group Emerging Markets Total Opportunities Fund

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive

Capital Group Emerging Markets Total Opportunities Fund	19

markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1,2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$257	$114,107	$—	$114,364
Other markets	30,614	24,665	—	55,279
Miscellaneous	3,615	15,366	—	18,981
Bonds & notes:
Latin America	—	58,225	—	58,225
Asia-Pacific	—	35,728	—	35,728
Eastern Europe and Middle East	—	26,795	26	26,821
Other markets	—	25,133	—	25,133
Short-term securities	—	49,697	—	49,697
Total	$34,486	$349,716	$26	$384,228

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$41	$—	$41
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(648)	—	(648)
Total	$—	$(607)	$—	$(607)

[1]	Securities with a value of $134,597,000, which represented 34.84% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $154,164,000, which represented 39.91% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of trustees. Of this amount, securities with an aggregate value of $151,784,000 were fair valued as a result of significant market movements following the close of local trading.
[3]	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

20	Capital Group Emerging Markets Total Opportunities Fund

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital Group Emerging Markets Total Opportunities Fund	21

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2015 (dollars in thousands) if close-out netting was exercised:

			Gross amounts not offset in the
			statement of assets and liabilities and
			subject to a master netting agreement
		Gross amounts
		recognized in the
		statement of assets	Available	Non-cash	Cash	Net
	Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
	Citibank N.A.	$11	$(11)	$—	$—	$—
	Credit Suisse First Boston	9	(9)	—	—	—
	JPMorgan Chase	21	(21)	—	—	—
		$41	$(41)	$—	$—	$—

Liabilities:
	Bank of America	$(102)	$—	$—	$—	$(102)
	Citibank N.A.	(192)	11	—	—	(181)
	Credit Suisse First Boston	(94)	9	—	—	(85)
	JPMorgan Chase	(166)	21	—	—	(145)
	UBS AG	(94)	—	—	—	(94)
		$(648)	$41	$—	$—	$(607)

*Non-cash collateral is shown on a settlement basis.

22	Capital Group Emerging Markets Total Opportunities Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; short-term capital gains and losses; and cost of investments sold.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended April 30, 2015, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $1,556,000 and $2,461,000, respectively. For the year ended October 31, 2014, the tax character of the distribution paid to shareholders was ordinary income in the amount of $9,656,000.

As of October 31, 2014, the tax basis components of distributable earnings were as follows (dollars in thousands):

Undistributed ordinary income	$379
Undistributed long-term capital gain	2,464

As of April 30, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$39,026
Gross unrealized depreciation on investment securities	(31,502)
Net unrealized appreciation on investment securities	7,524
Cost of investment securities for federal income tax purposes	376,704

Capital Group Emerging Markets Total Opportunities Fund	23

7. Fees and transactions with related parties

CGTC, the fund’s investment adviser, is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. (“CGC”). Expense limitations have been imposed through December 31, 2015, to limit the fund’s total annual fund operating expenses to 1.10% (as a percentage of average daily net assets).

For the six months ended April 30, 2015, total investment advisory services fees waived by CGTC were $16,000. As a result, the fee of $1,943,000 shown on the statement of operations, which was equivalent to an annualized rate of 1.00%, was reduced to $1,927,000, or 0.99% of average daily net assets.

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short term securities, of $101,334,000 and $123,438,000, respectively, during the six months ended April 30, 2015.

24	Capital Group Emerging Markets Total Opportunities Fund

Financial highlights

				For the	For the		For the
				period	period		period
	Six months			1/27/12[3]	1/1/12		3/1/10[5]
	ended	Year ended October 31		through	through	Year ended	through
	4/30/15[1,2]	2014	2013	10/31/12[2,4]	1/26/12[2,4]	12/31/11[4]	12/31/10[2,4]

Net asset value, beginning of period	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12	$10.00
Income (loss) from investment operations[6]:
Net investment income	.11	.29	.32	.35	.03	.52	.45
Net realized and unrealized gain (loss) on investments	.12	(.46)	(.06)	.21	.54	(1.19)	.67
Total from investment operations	.23	(.17)	.26	.56	.57	(.67)	1.12
Less dividends and distributions:
Dividends from net investment income	(.04)	(.21)	(.33)	—	—	—	—
Distributions from net realized gains	(.07)	—	—	—	—	—	—
Total dividends and distributions	(.11)	(.21)	(.33)	—	—	—	—
Net asset value, end of period	$11.25	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12
Total return[7]	2.13%	(1.50)%	2.19%	5.08%	5.45%	(6.03)%	11.20%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$386	$421	$604	$518	$387	$381	$282
Ratio of expenses to average net assets before reimbursements/waivers	1.11%[8]	1.10%	1.10%	1.10%[8]	.05%[8]	.04%	.08%[8]
Ratio of expenses to average net assets after reimbursements/waivers[7]	1.10%[8]	1.10%	1.10%	1.10%[8]	.05%[8]	.04%	.08%[8]
Ratio of net investment income to average net assets[7]	1.98%[8]	2.52%	2.74%	4.11%[8]	3.95%[8]	4.78%	5.07%[8]
Portfolio turnover rate	29.79%[9]	56.13%	63.85%	42.49%	7.00%	59.52%[1]	69.40%[1]

[1]	Unaudited.
[2]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[3]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[4]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December 31 to October 31.
[5]	The Predecessor Fund commenced operations on March 1, 2010.
[6]	The per-share data is based on average shares outstanding.
[7]	This row reflects the impact, if any, of certain reimbursements/waivers from CGTC. For the six months ended April 30, 2015, CGTC reduced fees for investment advisory services.
[8]	Annualized.
[9]	Not annualized.

Capital Group Emerging Markets Total Opportunities Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	11/1/2014	4/30/2015	period*	ratio
Actual return	$1,000.00	$1,021.30	$5.51	1.10%
Hypothetical 5% return before expenses	1,000.00	1,019.34	5.51	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

26	Capital Group Emerging Markets Total Opportunities Fund

Approval of Investment Advisory and Service Agreement

The Capital Group Emerging Markets Total Opportunities Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) for an additional one year term through April 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CGTC and the Capital Group organization; and the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by CGTC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth and preservation of capital with lower volatility of returns than emerging markets equities. They compared the fund’s investment results with the results of relevant market indexes over various periods through October 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI Index, the J.P. Morgan GBI-EM Global Diversified Index, the J.P. Morgan EMBI Global Index, and the Lipper Emerging Markets Funds Average. They noted that the fund’s investment results trailed the MSCI Emerging Markets IMI Index and the Lipper Emerging Markets Funds Average for the lifetime, one-year, year-to-date and three-month periods. They further noted that the fund’s investment results against the J.P. Morgan indexes were mixed over the same periods. The board and the committee concluded that the fund’s investment results have been sufficient for renewal and that CGTC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were lower than the Lipper Emerging Markets Funds Average. The board and the committee noted that the fees paid to CGTC by clients with separately managed accounts are in many cases lower than those paid by the fund and concluded that the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees paid to CGTC by the fund.

Capital Group Emerging Markets Total Opportunities Fund	27

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CGTC and its affiliates receive as a result of CGTC’s relationship with the fund, including fees for administrative services paid to CGTC’s Capital Group Private Client Services division, and possible ancillary benefits to CGTC and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed CGTC’s portfolio trading practices, noting the potential benefits CGTC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to CGTC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CGTC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading and other administrative operations. They considered CGTC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s investment professionals. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of The Capital Group organization’s long-term profitability for maintaining CGTC’s independence, company culture and management continuity. They further considered CGTC’s reimbursement of fund expenses through voluntary fee caps. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CGTC and fund shareholders.

28	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund and of the investment adviser

Capital Guardian Trust Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

Lit. No. MFGESRX-370-0615P Printed in USA TAG/CGIRV/10328-S50890
© 2015 Capital Group Emerging Markets Total Opportunities Fund

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 30, 2015

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: June 30, 2015